UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21853

Northern Lights Variable Fund Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-470-2600

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2024

Item 1. Reports to Stockholders. [Insert annual or semi-annual report.]

(a)

TOPS Managed Risk Flex ETF Portfolio

Portfolio

Annual Shareholder Report - December 31, 2024

Fund Overview

This annual shareholder report contains important information about TOPS Managed Risk Flex ETF Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://topsfunds.com/tops-portfolios/vit/. You can also request this information by contacting us at 1-855-572-5945.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fund	$89	0.86%

How did the Fund perform during the reporting period?

Strong equity performance and beneficial positioning of the TOPS bond holdings led to 2024 returns for each portfolio which were above our estimates coming into the year. A favorable finish to 2024 propelled U.S. large cap growth stocks to qualify as the top-performing asset class in the TOPS Portfolios in 2024 and annualized for the last 5 years as well. Fortunately for TOPS investors, large cap growth stocks are the top (or within 1% of the top) target allocation in all our growth-focused portfolios. With the job of diversifying assets amongst a wide range of global asset classes, we are pleased we allocated highly to the best-performing asset class.  On the bond side of our portfolios, we currently utilize primarily 11 different fixed income-oriented asset classes. We are again happy to report that the majority of those 11 positions outperformed the Bloomberg US Aggregate Bond Index in 2024. We are pleased to see our focus on interest rate and credit positioning reward our investors again this year.  For the year, domestic equities remained solidly positive. Large cap (S&P 500 Total Return Index) was up +25.0%, leading all domestic equity asset classes. Mid cap (S&P Midcap 400 Total Return Index) returned +13.9%, while small cap (S&P Small Cap 600 Total Return Index) trailed but still posted +8.7%. Developed international (MSCI EAFE Total Return USD Index) was up +3.8% while emerging markets (MSCI Emerging Markets Total Return USD Index) returned +7.5%. Barclay's US Aggregate Bond Index returned +1.3%, while Barclay's US TIPs Index outperformed slightly with a return of +1.8%. Global natural resources (S&P GSSI North America Natural Resources Total Return Index) were up +8.1%. Global real estate (MSCI World Real Estate Total Return Index) managed to stay positive with a return of +2.1%.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

TOPS Managed Risk Flex ETF Portfolio
S&P 500® Index
$40,000
$30,000
$20,000
$10,000
$0
$34,254
$13,891
Dec-2014
Dec-2015
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024

	TOPS Managed Risk Flex ETF Portfolio	S&P 500® Index
Dec-2014	$10,000	$10,000
Dec-2015	$9,480	$10,138
Dec-2016	$9,987	$11,351
Dec-2017	$11,110	$13,829
Dec-2018	$10,393	$13,223
Dec-2019	$11,908	$17,386
Dec-2020	$12,520	$20,585
Dec-2021	$13,621	$26,494
Dec-2022	$11,971	$21,696
Dec-2023	$13,081	$27,399
Dec-2024	$13,891	$34,254

Average Annual Total Returns

	1 Year	5 Years	10 Years
TOPS Managed Risk Flex ETF Portfolio	6.19%	3.13%	3.34%
S&P 500® Index	25.02%	14.53%	13.10%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

  Net Assets$134,067,146
  Number of Portfolio Holdings30
  Advisory Fee $425,776
  Portfolio Turnover14%

Asset Weighting (% of total investments)

Value	Value
Collateral for Securities Loaned	6.7%
Exchange-Traded Funds	82.5%
Money Market Funds	10.8%

What did the Fund invest in?

Sector Weighting (% of net assets)

Equity
49.3%
Fixed Income
38.9%
Money Market Funds
11.6%
Collateral for Securities Loaned
7.1%
Liabilities in Excess of Other Assets
-6.9%

Value	Value
Liabilities in Excess of Other Assets	-6.9%
Collateral for Securities Loaned	7.1%
Money Market Funds	11.6%
Fixed Income	38.9%
Equity	49.3%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Vanguard S&P 500 ETF	10.7%
Vanguard FTSE Developed Markets ETF	9.4%
Vanguard Short-Term Inflation-Protected Securities ETF	9.0%
SPDR Portfolio Short Term Corporate Bond ETF	7.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	6.3%
SPDR Portfolio S&P 400 Mid Cap ETF	5.4%
SPDR Portfolio S&P 500 Value ETF	5.1%
Vanguard Intermediate-Term Treasury ETF	3.6%
iShares Global REIT ETF	3.6%
Xtrackers USD High Yield Corporate Bond ETF	3.6%

Material Fund Changes

No material changes occurred during the year ended December 31, 2024.

TOPS Managed Risk Flex ETF Portfolio - Fund

Annual Shareholder Report - December 31, 2024

Where can I find additional information about the Fund?

Additional information is available on the Fund's website ( https://topsfunds.com/tops-portfolios/vit/ ), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

(b) Not applicable

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted on Registrant’ website.

(f)	A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Taylor is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2024 - $12,880
FYE 2023 - $12,270

(b)	Audit-Related Fees

FYE 2024 - None
FYE 2023 - None

(c)	Tax Fees

FYE 2024 - $3,720
FYE 2023 - $3,540

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2024 – None
FYE 2023 – None

(e)	(1)	Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	2024	2023
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2024 - $12,880
2023 - $12,270

(h)	The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments. The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

TOPS® Managed Risk Flex ETF Portfolio
A series of the Northern Lights Variable Trust

Annual Financial Statements and Additional Information

December 31, 2024

Distributed by Northern Lights Distributors, LLC

Member FINRA

TOPS MANAGED RISK FLEX ETF PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 88.2%
	EQUITY - 49.3%
111,274	FlexShares Global Upstream Natural Resources Index Fund	$4,045,923
202,733	iShares Global REIT ETF	4,859,510
43,377	iShares MSCI Emerging Markets ex China ETF	2,405,255
21,738	iShares MSCI USA Small-Cap Multifactor ETF	1,467,315
132,373	SPDR Portfolio S&P 400 Mid Cap ETF	7,239,479
27,046	SPDR Portfolio S&P 500 Growth ETF	2,377,343
133,017	SPDR Portfolio S&P 500 Value ETF	6,802,489
107,218	SPDR Portfolio S&P 600 Small Cap ETF	4,816,233
263,249	Vanguard FTSE Developed Markets ETF	12,588,567
90,809	Vanguard FTSE Emerging Markets ETF	3,999,228
26,597	Vanguard S&P 500 ETF	14,330,730
39,340	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	1,199,083
		66,131,155
	FIXED INCOME - 38.9%
79,295	iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	8,471,878
39,458	SPDR BloombergInvestment Grade Floating Rate ETF	1,212,544
324,886	SPDR Portfolio Short Term Corporate Bond ETF	9,701,096
156,456	VanEck J. P. Morgan EM Local Currency Bond ETF	3,615,698
83,950	Vanguard Intermediate-Term Treasury ETF(a)	4,869,100
53,608	Vanguard Mortgage-Backed Securities ETF(a)	2,430,587
250,342	Vanguard Short-Term Inflation-Protected Securities ETF	12,121,560
62,645	Vanguard Short-Term Treasury ETF	3,644,686
24,928	Vanguard Total International Bond ETF	1,222,718
134,582	Xtrackers USD High Yield Corporate Bond ETF(a)	4,855,720
		52,145,587

	TOTAL EXCHANGE-TRADED FUNDS (Cost $105,506,779)	118,276,742

TOPS MANAGED RISK FLEX ETF PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2024

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 18.7%
	COLLATERAL FOR SECURITIES LOANED – 7.1%
9,534,812	Federated Hermes Government Obligations Fund, Institutional Class, 4.36% (Cost $9,534,812)(b)	$9,534,812

	MONEY MARKET FUNDS - 11.6%
15,559,135	Invesco Government & Agency Portfolio, Institutional Class, 4.36% (Cost $15,559,135)(b)	15,559,135

	TOTAL SHORT-TERM INVESTMENTS (Cost $25,093,947)	25,093,947

	TOTAL INVESTMENTS – 106.9% (Cost $130,600,726)	$143,370,689
	LIABILITIES IN EXCESS OF OTHER ASSETS – (6.9)%	(9,303,543)
	NET ASSETS - 100.0%	$134,067,146

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Broker	Expiration	Notional Amount(d)	Value and Unrealized Appreciation
65	CBOT 5 Year US Treasury Note	Bank of America Merrill Lynch	04/01/2025	$6,909,805	$(59,905)
4	CME E-mini Russell 2000 Index Futures	Bank of America Merrill Lynch	03/24/2025	449,960	(25,513)
6	CME E-Mini Standard & Poor’s 500 Index Future	Bank of America Merrill Lynch	03/24/2025	1,780,725	(57,763)
3	CME E-Mini Standard & Poor’s MidCap 400 Index	Bank of America Merrill Lynch	03/24/2025	944,010	(51,030)
10	ICE US mini MSCI EAFE Index Futures	Bank of America Merrill Lynch	03/24/2025	1,133,750	(38,410)
14	ICE US MSCI Emerging Markets EM Index Futures	Bank of America Merrill Lynch	03/24/2025	751,660	(28,660)
	TOTAL FUTURES CONTRACTS				$(261,281)

CBOT - Chicago Board of Trade

CME - Chicago Mercantile Exchange

ETF - Exchange-Traded Fund

ICE - Intercontinental Exchange

MSCI - Morgan Stanley Capital International

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $11,566,298 at December 31, 2024. The loaned securities were secured with cash collateral of $9,534,812 and non-cash collateral of $2,324,621. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2024.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Portfolio are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Portfolio’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Portfolio .

See accompanying notes which are an integral part of these financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Assets and Liabilities
December 31, 2024

Assets:
Investments in securities, at cost	$130,600,726
Investments in securities, at value (Securities on loan $11,566,298)	$143,370,689
Deposits with Broker	581,127
Receivable for securities sold	71,433
Receivable for Portfolio shares sold	2,105
Interest and dividends receivable	60,395
Total Assets	144,085,749

Liabilities:
Due to Custodian	96,953
Collateral on securities loaned	9,534,812
Variation Margin	1,093
Payable for Portfolio shares redeemed	31,936
Unrealized depreciation on futures contracts	261,281
Accrued distribution (12b-1) fees	52,290
Accrued investment advisory fees	34,860
Payable to related parties and administrative service fees	5,378
Total Liabilities	10,018,603
Net Assets	$134,067,146

Net Assets Consist Of:
Paid-in capital	$112,572,240
Accumulated earnings	21,494,906
Net Assets	$134,067,146
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,652,134

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$12.59

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Operations
For the Year Ended December 31, 2024

Investment Income:
Dividend income	$3,688,302
Interest income	840,067
Securities lending income	46,348
Total Investment Income	4,574,717

Expenses:
Investment advisory fees	425,776
Distribution fees (12b-1)	638,664
Related parties and administrative service fees	160,949
Total Expenses	1,225,389
Net Investment Income	3,349,328

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	7,650,531
Futures contracts	(72,335)
Total net realized gain	7,578,196
Net change in unrealized depreciation on:
Investments	(1,549,059)
Futures contracts	(748,013)
Total unrealized depreciation	(2,297,072)
Net Realized and Unrealized Gain on Investments and Futures Contracts	5,281,124

Net Increase in Net Assets Resulting from Operations	$8,630,452

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2024	December 31, 2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$3,349,328	$3,432,922
Net realized gain on investments and futures contracts	7,578,196	1,873,306
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,297,072)	7,519,497
Net increase in net assets resulting from operations	8,630,452	12,825,725

From Distributions to Shareholders:
Total distributions paid	(5,101,449)	(3,042,149)
Total distributions to shareholders	(5,101,449)	(3,042,149)

From Shares of Beneficial Interest:
Proceeds from shares sold	2,805,427	6,822,145
Reinvestment of distributions	5,101,449	3,042,149
Cost of shares redeemed	(25,644,471)	(13,724,492)
Net decrease in net assets from share transactions of beneficial interest	(17,737,595)	(3,860,198)
Total Increase (Decrease) In Net Assets	(14,208,592)	5,923,378

Net Assets:
Beginning of period/year	148,275,738	142,352,360
End of period/year	$134,067,146	$148,275,738

SHARE ACTIVITY
Shares sold	221,795	574,463
Shares reinvested	399,174	260,904
Shares redeemed	(2,014,065)	(1,155,805)
Net increase (decrease) in shares of beneficial interest outstanding	(1,393,096)	(320,438)

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Financial Highlights
Selected data based on a share outstanding throughout each year indicated.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$12.31	$11.51	$13.28	$12.31	$11.98

Income (loss) from investment operations:
Net investment income (a)(b)	0.30	0.28	0.19	0.16	0.11
Net realized and unrealized gain (loss) on investments and futures contracts	0.47	0.77	(1.80)	0.92	0.48
Total income (loss) from investment operations	0.77	1.05	(1.61)	1.08	0.59

Less distributions from:
Net investment income	(0.33)	(0.20)	(0.16)	(0.11)	(0.21)
Net realized gain	(0.16)	(0.05)	—	—	(0.05)
Total distributions	(0.49)	(0.25)	(0.16)	(0.11)	(0.26)

Net asset value, end of year	$12.59	$12.31	$11.51	$13.28	$12.31
Total return (c)	6.19%	9.28%	(12.12)%	8.79%	5.15%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$134,067	$148,276	$142,352	$163,573	$153,684
Ratio of expenses to average net assets (d)	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of net investment income to average net assets (b)(d)	2.35%	2.37%	1.63%	1.25%	0.92%
Portfolio turnover rate	14%	20%	17%	11%	30%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements
December 31, 2024

1.	ORGANIZATION

The TOPS® Managed Risk Flex ETF Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of the Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. The Portfolio pays its own expenses. The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole. The Portfolio is “fund of funds”, in that the Portfolio will generally invest in other investment companies. The Portfolio commenced operations on August 27, 2013.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the portfolio manager and Chief Financial Officer of the Fund, who are responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Fund of Funds – The Portfolio may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors or trustees of the open-end investment companies.

The Portfolio may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Continued)
December 31, 2024

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Continued)
December 31, 2024

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2024 for the Portfolio’s investments measured at fair value:

TOPS® Managed Risk Flex ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	118,276,742	$—	$—	$118,276,742
Short-Term Investments	25,093,947	—	—	25,093,947
Total	$143,370,689	$—	$—	$143,370,689

Liabilities*	Level 1	Level 2	Level 3	Total
Futures Contracts **	261,281	—	—	261,281
Total	$261,281	$—	$—	$261,281

The Portfolio did not hold any Level 2 or 3 securities for the year ended December 31, 2024.

*	Refer to the Schedule of Investments for security classifications.

**	Cumulative unrealized depreciation of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2021 through December 31, 2023 or expected to be taken in the Portfolio’s December 31, 2024 year-end tax return. The Portfolio identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Continued)
December 31, 2024

Futures Contracts – The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If the Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The following is a summary of the location of derivative investments on the Portfolio’s Statement of Asset and Liabilities as of December 31, 2024:

Contract Type/Primary Risk Exposure	Statement of Assets and Liabilities Location	Unrealized Appreciation (Depreciation)
Equity Risk	Unrealized depreciation on futures contracts	$(201,375)
Interest Risk	Unrealized depreciation on futures contracts	(59,906)
Total		$(261,281)

The following is a summary of the location of derivative investments on the Portfolio’s Statement of Operations for the year ended December 31, 2024:

Derivative Investment Type	Primary Risk Exposure	Location of Gain (Loss) on Derivatives recognized in income	Realized and Unrealized Gain (Loss) on Derivatives recognized in income
Futures Contracts	Equity Risk	Net realized loss on futures contracts	$(20,910)
Futures Contracts	Interest Risk	Net realized loss on futures contracts	(51,425)
Total			$(72,335)

Futures Contracts	Equity Risk	Net change in unrealized depreciation on futures contracts	$(533,068)
Futures Contracts	Interest Risk	Net change in unrealized depreciation on futures contracts	(214,945)
Total			$(748,013)

The notional value of the derivative instruments outstanding as of December 31, 2024, is disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Continued)
December 31, 2024

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or discount to net asset value. Each ETF like a mutual fund is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

Security Loans – The Portfolio has entered into a securities lending arrangement with The Bank of New York Mellon (the “Borrower”). Under the terms of the agreement, the Portfolio is authorized to loan securities to the Borrower. In exchange, the Funds receive cash and securities as collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Schedule of Investments. Securities received as collateral are U.S. government securities; securities received as collateral, if any, are not recognized as portfolios assets. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Portfolio is indemnified for such losses by the security lending agreement. Should the Borrower fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Continued)
December 31, 2024

The following table is a summary of the Portfolio’s securities loaned and related collateral which are subject to a netting agreement as of December 31, 2024:

Gross Amounts Not Offset in the Statement of Assets &
Liabilities *

Net Amounts
		Gross Amounts	of Assets
		Offset in the	Presented in
	Gross Amounts	Statements of	the Statements	Financial
	of Recognized	Assets &	of Assets &	Instruments	Cash Collateral	Net Amount of
Assets:	Assets	Liabilities	Liabilities	Received	Received	Assets
Description:
Securities Loaned	$11,566,298	$—	$11,566,298	$2,324,621	$9,241,677	$—
Total	$11,566,298	$—	$11,566,298	$2,324,621	$9,241,677	$—

*	The amount is limited to the securities loaned asset balance and accordingly, does not include excess collateral pledged.

Securities Lending Transactions
Overnight and Continuous
Federated Hermes Government Obligations Fund, Institutional Class	$9,534,812

The fair value of the securities loaned for the Portfolio totaled $11,566,298 at December 31, 2024. The securities loaned are noted in the Schedule of Investments. The fair value of the “collateral for securities loaned” on the Schedule of Investments includes only cash collateral received and reinvested that totaled $9,534,812 for the Portfolio as of December 31, 2024. This amount is offset by a liability recorded as “Collateral on securities loaned.” At December 31, 2024, the Portfolio received non-cash collateral of $2,324,621. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2024, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $17,154,307 and $35,582,499, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolio’s investment advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolio’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement with the Trust, the Advisor, on behalf of the Portfolio, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the year ended December 31, 2024, the Advisor earned $425,776 in advisory fees.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Continued)
December 31, 2024

The Board has adopted, on behalf of the Portfolio, a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The fee is calculated at an annual rate of 0.45% of the average daily net assets attributable to the Portfolio’s shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of the Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2024, the Portfolio paid $638,664 in distribution fees under the Plan.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with UFS, the Portfolio pays to UFS a monthly fee for all operating expenses of the Portfolio, which is calculated by the Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees.

For the year ended December 31, 2024, the Trustees received fees in the amount of $20,440 on behalf of the Portfolio.

The approved entities may be affiliates of UFS and the Distributor. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Portfolio for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from UFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from UFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under Section 2(a)(9) of the 1940 Act. As of December 31, 2024, Minnesota Life Insurance Company held 100% of the voting securities of the Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Continued)
December 31, 2024

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The table below represents aggregate cost for federal tax purposes for the Portfolio as of December 31, 2024 and differs from market value by net unrealized appreciation/depreciation which consisted of:

Cost for			Tax Net
Federal Tax	Unrealized	Unrealized	Unrealized
Purposes	Appreciation	Depreciation	Appreciation
$131,994,909	$16,215,560	$(4,839,780)	$11,375,780

The tax character of the Portfolio’s distribution paid for the years ended December 31, 2024 and December 31, 2023 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2024	December 31, 2023
Ordinary Income	$3,433,267	$2,429,161
Long-Term Capital Gain	1,668,182	612,988
	$5,101,449	$3,042,149

As of December 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$3,348,924	$6,770,202	$—	$—	$—	$11,375,780	$21,494,906

The difference between book basis and tax basis accumulated net realized gains/ losses, and unrealized appreciation/depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of Section 1256 futures contracts.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Northern Lights Variable Trust and Shareholders of TOPS Managed Risk Flex ETF Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of TOPS Managed Risk Flex ETF Portfolio (the “Portfolio”), one of the portfolios constituting the Northern Lights Variable Trust (the “Trust”), including the schedule of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California
February 24, 2025

We have served as the auditor of one or more TOPS Portfolios investment companies since 2019.

TOPS® Managed Risk Flex ETF Portfolio
Supplemental Information (Unaudited)
December 31, 2024

FOREIGN TAX CREDIT

The Portfolio intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended December 31, 2024 and December 31, 2023, were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2024	December 31, 2023
Foreign Taxes Paid	$0.0050	$0.0020
Foreign Source Income	0.0725	0.0206

TOPS® Managed Risk Flex ETF Portfolio
Additional Information (Unaudited)
December 31, 2024

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

ValMark Advisers, Inc. - Adviser to the following:

TOPS® Aggressive Growth ETF Portfolio (“TOPS Aggressive”),	TOPS® Managed Risk Balanced ETF Portfolio (“TOPS Risk Balanced”),
TOPS® Balanced ETF Portfolio	TOPS® Managed Risk Flex ETF Portfolio
(“TOPS Balanced”),	(“TOPS Risk Flex”),
TOPS® Conservative ETF Portfolio	TOPS® Managed Risk Growth ETF Portfolio
(“TOPS Conservative”),	(“TOPS Risk Growth”), and
TOPS® Growth ETF Portfolio	TOPS® Managed Risk Moderate Growth ETF
(“TOPS Growth”), and	Portfolio, (“TOPS Risk Moderate”),
TOPS® Moderate Growth ETF Portfolio	(collectively “TOPS Risk Managed Portfolios” or
(“TOPS Moderate”)	“TOPS Portfolio”)*
(collectively “TOPS Non-Risk Managed Portfolios” or
“TOPS Portfolio”)*

In connection with the regular meeting held on November 12-13, 2024 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between ValMark Advisers, Inc (the “Adviser”) and the Trust, with respect to each TOPS Portfolio (individually the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Board stated that the Adviser provided fee based portfolio management, financial planning, consulting, risk management services, and created and managed ETF portfolio programs. The Board examined the background information of the key investment professionals servicing the TOPS Portfolios taking into consideration their diverse financial industry experience and education and noted there were no material personnel changes. The Board remarked that the Adviser constructed portfolios that were diversified across many asset classes using proprietary technology which analyses historical performance, correlations and risks as measured by return volatility of the selected assets. The Board recognized that the Adviser set the asset allocation, selected the appropriate ETFs, performed deep dive analysis and monitoring of the underlying investments, oversaw the sub-adviser’s trading of the Tops Portfolios, and also monitored and instructed rebalancing of the Tops Portfolios back to the relevant target asset allocation when percentages diverged. The Board further observed that the Adviser executed on-going diligence and supervision of the sub-adviser, which included compliance and trading oversight of the TOPS Managed Risk Portfolios and supervision of the trading for the TOPS Non-Managed Risk Portfolios. They considered that the Adviser’s cybersecurity committee ensured cyber policies, procedures, and protocols were evaluated, up to date, and recounted no cybersecurity incidents

TOPS® Managed Risk Flex ETF Portfolio
Additional Information (Unaudited) (Continued)
December 31, 2024

over the past year. The Board reflected that the Adviser assigned trading execution to the sub-adviser but employed a best execution committee to evaluate executing brokers and supervise execution. The Board also recognized that the Adviser had committed staff and technological resources to assist the programs and the TOPS Portfolios’ compliance requirements. The Board concluded that the Adviser continued to provide a high level of service to the TOPs Portfolios and each of their respective shareholders.

Performance.

TOPS Aggressive. The Board observed the Fund’s objective of providing capital appreciation and that it received a three-star Morningstar rating. The Board assessed the performance of the Fund, noting that the Fund underperformed the benchmark index, peer group median and category in the one-year, five-year and since inception periods. They noted that it underperformed its benchmark in the three-year period but outperformed the peer median group and Morningstar category median over the same time. The Board recounted that the Adviser attributed underperformance to the Fund’s overweighting in equity exposure, mid and small-cap equities, international markets, and value stocks compared to its peer funds. The Board established that the Fund’s performance was consistent with the strategies disclosed in its prospectus.

TOPS Balanced. The Board examined the Fund’s objective, noting that the Fund provided income and capital appreciation. The Board recognized that the Fund underperformed the peer group median, category median and benchmark for the one-year, ten-year and since inception periods. They noted that the Fund outperformed its peer group median for the three-year and five-year periods and that it underperformed its benchmark index for the same period. The Board noted that the Adviser attributed underperformance to the Fund’s overweighting in equity, international and value stocks. The Board concurred that the Fund’s performance was consistent with the strategies disclosed in its prospectus.

TOPS Conservative. The Board reviewed the Fund’s objective of preservation of capital and moderate income and moderate capital appreciation. They further remarked that the Fund had received a three-star Morningstar rating. The Board recognized that the Fund underperformed its category median and benchmark for the one-year, five-year, and ten-year periods and outperformed its peer group median over the same time. The Board further stated that the Fund outperformed its category and peer group median for the three-year period while it underperformed its benchmark. The Board discussed the low standard deviation, which was in the top quartile for its peer group and category for the one, three, five and ten year periods. The Board also acknowledged the adviser’s assertion that a lower weighting to growth equities and a higher exposure to mid and small cap equities compared to its peers affected the Fund’s relative performance. The Board concluded that the Fund was achieving its objective, and that the Adviser was applying the strategy as anticipated.

TOPS Growth. The Board noted the Fund’s objective and noted that it sought capital appreciation and received a three-star Morningstar rating. The Board established that the Fund underperformed against it benchmark, category median and peer group median for the one-year period, and that it outperformed its peer group median and category median for the three, five, ten and since inception periods while underperforming its benchmark over the same periods. The Board agreed that the Fund achieved its investment objective as designed and disclosed in its prospectus.

TOPS Moderate. The Board considered the Fund’s objective, noting that it sought capital appreciation and received a three-star Morningstar rating. They observed that the Fund underperformed its benchmark, category and peer group medians for the one-year period. They recognized that the Fund underperformed its benchmark and outperformed its category and peer group medians for the three, five, and ten-year periods. The Board concluded that the Fund was achieving its stated investment objective, and that the Adviser was executing the strategy as expected.

TOPS Risk Balanced. The Board evaluated the Fund’s objective and noted that it sought income and capital appreciation with less volatility than the fixed and equity markets as a whole and received a three-star Morningstar rating. The Board stated that the Fund underperformed its benchmark, and peer group and category median for the one-year, ten-year, and since inception periods. The Board observed that the Fund underperformed the peer group median and benchmark for the three and five-year period and outperformed the category median over the same time. They also noted the effect of the Fund’s hedging strategy on performance, which lowers returns but also lowers volatility and placed the Fund’s standard deviation in the top quartile for the one, three and five-year periods. The Board concluded that the Fund executed its investment strategy as designed and disclosed in its prospectus.

TOPS® Managed Risk Flex ETF Portfolio
Additional Information (Unaudited) (Continued)
December 31, 2024

TOPS Risk Flex . The Board considered the Fund’s objective and noted that the Fund sought income and capital appreciation with less volatility than fixed income and equity markets as a whole. They further noted that the Fund received a three-star Morningstar rating. The Board considered the Fund’s performance and acknowledged that the Fund underperformed its Morningstar category, benchmark, and peer group for the one, ten and since inception periods. They further recognized that the Fund underperformed its benchmark but outperformed its peer group median for the three and five-year periods. They acknowledged the Adviser’s assertion that factors impacting the Fund’s performance included its higher international weighting and a lower weighting to growth equities. The Board agreed that the Fund’s managed risk strategy continued to provide benefits to the Fund’s shareholders.

TOPS Risk Growth. The Board reviewed the Fund’s objective, observing that the Fund seeks to provide capital appreciation with less volatility than equity markets. They noted that the Fund received a two-star Morningstar rating. The Board considered the Fund’s performance, stating that it underperformed its Morningstar category, benchmark index for all time periods. The Board acknowledged that the hedge did reduce volatility as seen in the standard deviation, which was in the top quartile relative to its peer group and category for all periods since inception, however, they also noted that the hedge reduced the performance in up markets and down markets returns did not make up for the reduced performance in up markets. The Board considered the Adviser’s explanation that snapback rallies after a drawdown event did not allow for the managed volatility component to negate the drag incurred from rising market levels. The Board concluded that the Fund executed its investment strategy and objective disclosed in its prospectus.

TOPS Risk Moderate. The Board observed the Fund’s objective and stated that the Fund seeks to provide capital appreciation with lower volatility than equity markets. They further noted that the Fund received a three-star Morningstar rating. The Board examined the performance of the Fund, noting that the Fund underperformed all comparison groups for the on-year period. The Board further observed that the Fund outperformed the peer group median for the three, five, ten-year and since inception periods but underperformed its benchmark index over the same time. The Board acknowledged that the Sharpe and Sortino ratios were solid for the three and five-year periods but the one-year, ten-year and since inception periods evidenced the performance drag associated with the hedge overlay. The Board agreed that the Fund was performing as expected according to its prospectus.

Fees and Expenses.

TOPS Non-Risk Managed Portfolios. The Board evaluated the advisory fee charged to each of the TOPS Non-Risk Managed Portfolios, observing that the Adviser charged 0.10% for advisory services to each Fund.

TOPS Aggressive. The Board considered that the fee was below the category average of 0.17%, and well below the category high of 0.70%.

TOPS Balanced. The Board considered that the fee was below the category average of 0.18%, and well below the category high of 0.77%.

TOPS Conservative. The Board considered that the fee was below the category average of 0.19%, and well below the category high of 0.75%.

TOPS Growth. The Board considered that the fee was below the category average of 0.17%, and well below the category high of 0.65%.

TOPS Moderate. The Board considered that the fee was below the category average of 0.18%, and well below the category high of 0.80%.

TOPS® Managed Risk Flex ETF Portfolio
Additional Information (Unaudited) (Continued)
December 31, 2024

The Board reviewed the net expense ratio of each compared to its Morningstar category and peer group and noted that each Fund’s net expense ratio was consistently lower than the comparable groups. The Board agreed that the advisory fee paid by each of the TOPS Non-Risk Managed Portfolios was not unreasonable.

TOPS Risk Managed Portfolios. The Board assessed the advisory fee charged to each of the TOPS Risk Managed Portfolios, noting that the Adviser charged 0.30% for the advisory services rendered to each Fund.

TOPS Risk Balanced. The Board considered that the fee was above the category average of 0.19%, and well below the category high of 0.75%.

TOPS Risk Flex. The Board considered that the fee was above the category average of 0.20%, and well below the category high of 0.75%.

TOPS Risk Growth. The Board considered that the fee was above the category average of 0.18%, and well below the category high of 0.65%.

TOPS Risk Moderate. The Board considered that the fee was above the category average of 0.18%, and well below the category high of 0.80%.

The Board evaluated the net expense ratio of each TOPS Risk Managed Portfolio to its Morningstar category and peer group, noting that each Fund generally had a higher average and median net expense ratio. The Board agreed that the advisory fee paid by each of the TOPS Risk Managed Portfolios was not unreasonable given the risk managed component of the strategies.

Profitability.

TOPS Non-Risk Managed Portfolios. The Board evaluated the profitability analysis provided by the Adviser associated with the services provided to each Fund. They observed that the Adviser estimated that it earned a modest profit, or a small loss, in connection with its relationship with each Fund. After further consideration, the Board agreed that excessive profitability was not a concern at this time for any TOPS Non-Risk Managed Portfolio.

TOPS Risk Managed Portfolios. The Board examined the profitability analysis provided by the Adviser regarding the services provided to each Fund. They observed that the Adviser estimated that it earned a modest profit, or a small loss, in connection with its relationship with each Fund. The Board agreed that the Adviser was not realizing an excessive profit from the advisory services provided to any of the TOPS Risk Managed Portfolios.

Economies of Scale. The Board contemplated whether economies of scale had been realized in connection with the adviser’s advisory services afforded to each of the TOPS Portfolios. The Board recognized that the Adviser did not foretell any capacity limitations and that they would continue to monitor for opportunities to implement breakpoints as each Fund’s size increased. The Board agreed that based on each Fund’s current asset size, the absence of breakpoints was acceptable at this time.

Conclusion. The Board requested and received such information from the Adviser as believed to be reasonably necessary to assess the terms of the Advisory Agreement, and as aided by the advice of independent counsel, the Board concluded that each advisory fee paid by each of the TOPS Portfolios to the Adviser was not unreasonable, and that renewal of the Advisory Agreement with the Adviser was in the best interests of the shareholders of each Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the TOPS Portfolio.

TOPS® Managed Risk Flex ETF Portfolio
Additional Information (Unaudited) (Continued)
December 31, 2024

Milliman Financial Risk Management, LLC - Sub-Adviser to the following:

TOPS® Aggressive Growth ETF Portfolio (“TOPS Aggressive”),	TOPS® Managed Risk Balanced ETF Portfolio (“TOPS Risk Balanced”),
TOPS® Balanced ETF Portfolio	TOPS® Managed Risk Flex ETF Portfolio
(“TOPS Balanced”),	(“TOPS Risk Flex”),
TOPS® Conservative ETF Portfolio	TOPS® Managed Risk Growth ETF Portfolio
(“TOPS Conservative”),	(“TOPS Risk Growth”), and
TOPS® Growth ETF Portfolio	TOPS® Managed Risk Moderate Growth ETF Portfolio,
(“TOPS Growth”), and	(“TOPS Risk Moderate”),
TOPS® Moderate Growth ETF Portfolio	(collectively “TOPS Risk Managed Portfolios” or “TOPS
(“TOPS Moderate”)	Portfolio”)*
(collectively “TOPS Non-Risk Managed Portfolios” or
“TOPS Portfolio”)*

In connection with the regular meeting held on November 12-13, 2024 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Milliman Financial Risk Management (the “Sub-Adviser”) and ValMark Advisers, Inc. (“Adviser”), with respect to each TOPS Portfolio. In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Board observed that that Sub-Adviser was founded in 1998 and serviced approximately $176 billion in assets for the insurance industry and self-insured organizations. The Board evaluated the background information of the key personnel responsible for servicing the TOPS Portfolios, taking into consideration their education and experience related to trading, risk management, portfolio management, quantitative finance, technology and actuarial services. The Board noted that the Sub-Adviser provided non-discretionary trading services to execute trades for the TOPS Non-Risk Managed Portfolios. They also observed that the Sub-Adviser supplied research and analysis, and compliance services to implement the managed risk strategy and executed trades to hedge the TOPS Risk Managed Portfolios. The Board noted that the Sub-Adviser established the trading thresholds in accordance with each portfolio’s investment limitations and other limitations as directed by the Adviser into their trading and compliance systems supplying post-trade compliance reporting for substantiation. The Board stated that the Sub-Adviser conveyed no cybersecurity incidents over the past year. The Board further noted that the Sub-Adviser reported no compliance or litigation issues since the last renewal of the Sub-Advisory agreement. The Board agreed that the Sub-Adviser was anticipated to continue providing a high level of quality service to the Tops Portfolios, Adviser, and shareholders.

Performance. The Board examined the performance of the TOPS Risk Managed Portfolios, particularly noticing the impact of the Sub-Adviser’s hedging strategy. They recognized that the Sub-Adviser’s hedging strategy was intended to decrease the impact of volatility on each of the TOPS Risk Managed Portfolios, even if this adversely impacted each TOPS Portfolio’s performance. The Board acknowledged that the Sub-Adviser’s hedging strategy was designed to function optimally during sustained market declines and would underperform during intervals of market growth. They further observed that the Sub-Adviser’s hedging strategy appeared to be operating as expected. With regard to the TOPS Non-Risk Managed Portfolios, they recognized that the Sub-Adviser’s execution services had little impact on performance.

TOPS® Managed Risk Flex ETF Portfolio
Additional Information (Unaudited) (Continued)
December 31, 2024

Fees and Expenses. The Board assessed the fee arrangement between the Adviser and Sub-Adviser with regard to the TOPS Risk Managed Portfolios and the TOPS Non-Risk Managed Portfolios. They observed that the Sub-Adviser received a modest fixed fee for the execution services provided to the TOPS Non-Risk Managed Portfolios. They evaluated the fee split between the Adviser and the Sub-Adviser with respect to the TOPS Managed Risk Portfolios, stating that the Sub-Adviser received a fee equal to 0.20% of each TOPS Managed Risk Portfolio’s average daily net assets, paid from the Adviser’s fees. They contemplated the fees the Sub-Adviser charged for the TOPS Risk Managed Portfolios relative to other accounts managed by the Sub-Adviser. After further dialogue, the Board agreed that the sub-advisory fee paid by each respective TOPS Portfolio was not unreasonable.

Profitability. The Board evaluated the profitability analysis provided by the Sub-Adviser with regard to each of the TOPS Portfolios. They observed that the Sub-Adviser attained profits in terms of actual dollars and percentage of revenue in connection with its relationship with the TOPS Portfolios. They further observed that the Sub-Adviser realized lower profits with respect to the TOPS Non-Risk Managed Portfolios because of the fee arrangements. The Board agreed that excessive profitability on a fund by fund basis or on an aggregate basis was not a concern at this time.

Economies of Scale. The Board contemplated whether economies of scale had been achieved by the Sub-Adviser with regard to the management of the TOPS Portfolios. The Board established that, with respect to the execution services provided to the TOPS Non-Risk Managed Portfolios, the fees were modest because the scope of services was limited. With regard to the TOPS Risk Managed Portfolios, the Board agreed that the current fee levels appeared to reflect the sharing of Sub-Adviser efficiencies with the Adviser, which permitted the Adviser to maintain its fees at reasonable levels.

Conclusion. The Board recognized the Sub-Adviser’s reputation as a global leader in financial risk management, in addition to the highly technical organization and skillset that supports their operation. They contemplated the Adviser’s belief that the Sub-Adviser provided high quality services, deemed them as a valued partner and recommended retention. The Board requested and received such information from the Sub-Adviser as believed to be reasonably necessary to assess the terms of the Sub-Advisory Agreement, and as aided by the advice of independent counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of the shareholders of each of the TOPS Portfolios.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf
Kevin E. Wolf, Principal Executive Officer/President

Date	2/28/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf
Kevin E. Wolf, Principal Executive Officer/President

Date	2/28/2025

By (Signature and Title)

/s/ Kevin E. Wolf
Kevin E. Wolf, Principal Financial Officer/Treasurer

Date	2/28/2025